UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2011

ITEM 1.                  REPORT TO STOCKHOLDERS.

The SEMI-ANNUAL Report to Stockholders is filed herewith.

March 31, 2011

Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.
(GFY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Variable Rate Strategic Fund Inc.

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

What’s inside

Letter from chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	19

Statement of operations	20

Statements of changes in net assets	21

Financial highlights	22

Notes to financial statements	23

Board approval of management and subadvisory agreements	40

Additional shareholder information	46

Dividend reinvestment plan	47

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Variable Rate Strategic Fund Inc. for the six-month reporting period ended March 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2011

Western Asset Variable Rate Strategic Fund Inc.	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the six months ended March 31, 2011. During the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. Based on the Commerce Department’s advance estimate, first quarter 2011 GDP growth was 1.8%. This moderation in growth was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, the unemployment rate moved lower during the last four months of the reporting period, though it remained elevated. The rate fell to 8.9% in February, marking the first time the unemployment rate was below 9.0% since April 2009. Unemployment then ticked downward to 8.8% in March. This favorable trend, however, did not mean that all was well in the labor market. The U.S. Department of Labor reported in March 2011 that approximately 13.5 million Americans looking for work have yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 3.4% in January 2011. However, home sales then declined a sharp 8.9% in February, before increasing 3.7% in March. At the end of March, the inventory of unsold homes was an 8.4 month supply at the current sales level, versus an 8.5 month supply in February. Despite the uptick in sales during March, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $159,600 in March 2011, down 5.9% from March 2010.

The manufacturing sector was one area of the economy that remained relatively

IV	Western Asset Variable Rate Strategic Fund Inc.

Investment commentary (cont’d)

strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown twenty consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. There was further strengthening in February, with a reading of 61.4. While the reading moderated somewhat to 61.2 in March, fifteen of eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

The financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds during the first month of the reporting period. The markets then experienced a sharp sell-off in mid-November 2010 and again in mid-February and mid-March 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary as risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in April 2011, the Fed said it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rateiv for an extended period.” The Fed also stated that it would end its program of purchasing $600 billion of Treasury securities on schedule at the end of June.

Fixed-income market review

The spread sectors rallied in October in the wake of the Fed indicating the possibility of another round of quantitative easing. However, they then started to weaken toward the middle of

Western Asset Variable Rate Strategic Fund Inc.	V

November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors largely regained their footing during the last four months of the reporting period, others remained weak given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and Libya and the devastating earthquake and tsunami in Japan.

Both short- and long-term Treasury yields fluctuated but, overall, moved higher during the six months ended March 31, 2011. When the period began, two- and ten-year Treasury yields were 0.42% and 2.53%, respectively. Treasury yields initially moved lower, with two-year Treasuries hitting their low for the period of 0.33% on November 4, 2010. Ten-year Treasuries reached their trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, given the tragic events in Japan. However, yields moved higher toward the end of March as investor risk appetite resumed. When the period ended on March 31, 2011, two-year Treasury yields were 0.80% and ten-year Treasury yields were 3.47%. For the six months ended March 31, 2011, the Barclays Capital U.S. Aggregate Indexv returned -0.88%.

The U.S. high-yield bond market produced solid results during the reporting period. The asset class posted positive returns during each month except for November 2010, when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvi returned 7.24% for the six months ended March 31, 2011.

After producing strong results during the first month of the reporting period, the emerging market debt asset class gave back its gains as the period progressed. Initially, emerging market debt performed well given strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. However, from November 2010 through January 2011, investor concerns regarding interest rate hikes in China and unrest in the Middle East and Libya dragged the asset class down. After largely treading water in February, emerging market debt rallied in March. However, this wasn’t enough to offset its earlier weakness, and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned -0.85% over the six months ended March 31, 2011.

Performance review

For the six months ended March 31, 2011, Western Asset Variable Rate Strategic Fund Inc. returned 7.25% based on its net asset value (“NAV”)viii and 8.81% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the BofA Merrill Lynch Constant Maturity 3-Month LIBOR Indexix, returned 0.15% for the same period. The Lipper Global Income Closed-End Funds Category Averagex returned 5.32% over the same time frame. However, the Fund’s variable rate mandate makes meaningful comparisons with funds in the Lipper Global Income Closed-End

VI	Western Asset Variable Rate Strategic Fund Inc.

Investment commentary (cont’d)

Funds Category, which have longer durationxi mandates, difficult. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.34 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$17.94 (NAV)	7.25%
$16.91 (Market Price)	8.81%

All figures represent past performance and are not a guarantee of future results.

*            Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

April 29, 2011

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Common shares at any point in time may be worth less than when invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. However, the Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate securities in which the Fund invests float in response to changes in prevailing market interest rates. The Fund may invest in high-yield

Western Asset Variable Rate Strategic Fund Inc.	VII

and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and changes in political conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

x

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds in the Fund’s Lipper category.

xi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†             The bar graph above represents the composition of the Fund’s investments as of March 31, 2011 and September 30, 2010 and does not include derivatives, such as future contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Spread duration (unaudited)

Economic exposure — March 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
ML USD LIBOR	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest rate exposure — March 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
ML USD LIBOR	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity
Non-$	— Non-U.S. Dollar

4	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

March 31, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 31.8%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.520%	2/25/36	286,642	$160,027	(a)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	267,732	282,514
Banc of America Funding Corp., 2004-B 6A1	3.344%	12/20/34	865,470	468,538	(a)
Banc of America Funding Corp., 2005-E 8A1	2.938%	6/20/35	726,159	410,994	(a)
Bayview Commercial Asset Trust, 2006-1A B2	1.950%	4/25/36	1,144,697	296,669	(a)(b)
Bear Stearns Alt-A Trust, 2004-3 A1	0.890%	4/25/34	778,441	683,333	(a)
Bear Stearns ARM Trust, 2004-8 11A1	2.906%	11/25/34	662,992	595,970	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.750%	7/25/35	829,263	686,673	(a)
Citigroup Mortgage Loan Trust Inc., 2010-7 4A1	1.261%	9/25/37	252,032	248,627	(a)(b)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.484%	7/20/35	837,685	557,363	(a)
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.580%	2/25/35	81,045	55,837	(a)
Countrywide Home Loans, 2004-20 2A1	2.897%	9/25/34	874,121	523,569	(a)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	168,024	169,889	(b)
Countrywide Home Loans, 2005-HYB9 3A1A	2.608%	2/20/36	1,135,503	840,647	(a)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	424,898	420,357	(b)
Countrywide Home Loans, 2005-R3 AF	0.650%	9/25/35	673,991	605,852	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.610%	3/25/35	546,623	470,599	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.859%	6/25/34	393,334	322,404	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.584%	8/19/45	788,868	506,067	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.232%	3/19/46	461,419	262,305	(a)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	1/15/19	1,643,078	111,934
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	1,691,543	169,267
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	2,450,387	218,869
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/1/33	6,519,104	1,476,282
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	1,974,444	222,504	(a)
Granite Mortgages PLC, 2003-2 1A3	0.803%	7/20/43	89,684	85,783	(a)(b)
Granite Mortgages PLC, 2004-1 2A1	0.629%	3/20/44	152,127	143,646	(a)(c)
Granite Mortgages PLC, 2004-3 2A1	0.449%	9/20/44	58,702	56,309	(a)
GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	950,000	963,065	(b)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.480%	2/25/35	245,789	208,921	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.600%	3/25/35	1,109,343	959,084	(a)(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	5

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.600%	9/25/35	243,749	$209,831	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.650%	4/25/36	514,980	443,270	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.729%	1/19/35	491,880	499,704	(a)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.604%	1/19/35	284,464	182,792	(a)
Harborview Mortgage Loan Trust, 2005-14 3A1A	3.010%	12/19/35	272,882	219,724	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.570%	3/25/36	2,315,591	1,270,309	(a)
Indymac Index Mortgage Loan Trust, 2004-AR7 A2	1.110%	9/25/34	328,096	239,323	(a)
Indymac Index Mortgage Loan Trust, 2004-AR8 2A2A	0.650%	11/25/34	89,236	61,647	(a)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	0.640%	12/25/34	106,935	67,326	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.155%	10/25/35	724,696	596,775	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB18 A1	5.320%	6/12/47	349,275	353,094
JPMorgan Mortgage Trust, 2005-A3 3A4	5.046%	6/25/35	400,000	357,895	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.450%	2/25/46	1,085,505	683,918	(a)
MASTR ARM Trust, 2003-6 2A1	2.593%	12/25/33	211,419	200,751	(a)
MASTR ARM Trust, 2004-7 6M1	0.900%	8/25/34	550,000	449,754	(a)
MASTR Asset Securitization Trust, 2003-11 6A16	5.250%	12/25/33	117,469	118,996
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.600%	5/25/35	1,664,108	1,368,255	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.476%	5/25/36	598,432	535,363	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 2A1	3.539%	5/25/36	187,065	172,336	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	2.876%	5/25/36	1,219,352	787,560	(a)
Residential Accredit Loans Inc., 2004-QA2 A2	0.690%	6/25/34	801,551	666,872	(a)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.530%	12/25/45	509,104	298,911	(a)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.317%	4/25/31	995,448	674,261	(a)
Sequoia Mortgage Trust, 2011-1 A1	4.125%	2/25/41	190,000	190,613	(a)
Structured ARM Loan Trust, 2004-20 1A1	2.651%	1/25/35	185,359	133,697	(a)
Structured ARM Loan Trust, 2004-9XS A	0.620%	7/25/34	919,781	822,541	(a)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.854%	7/19/34	586,051	533,327	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.480%	2/25/36	1,037,945	655,010	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.460%	4/25/36	477,825	316,734	(a)
Structured Asset Securities Corp., 1998-2 M1	1.350%	2/25/28	114,601	101,756	(a)
Structured Asset Securities Corp., 1998-3 M1	1.250%	3/25/28	111,698	103,690	(a)
Structured Asset Securities Corp., 1998-8 M1	1.190%	8/25/28	366,644	298,205	(a)

See Notes to Financial Statements.

6	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	620,000	$607,655
Structured Asset Securities Corp., 2005-RF1 A	0.600%	3/25/35	318,195	274,819	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.600%	4/25/35	334,630	277,458	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.600%	6/25/35	326,685	272,086	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.460%	6/25/35	5,006,177	4,416,174	(a)(b)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.243%	3/20/47	321,503	32,391	(a)(b)(c)(d)
WaMu Mortgage Pass-Through Certificates, 2003-AR11 A6	2.718%	10/25/33	543,494	544,685	(a)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.582%	1/25/35	268,436	267,899	(a)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.740%	10/25/45	388,777	221,872	(a)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	5.366%	3/25/37	256,484	189,814	(a)
Washington Mutual Inc., 2004-AR12 A2A	0.640%	10/25/44	270,705	229,916	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.610%	10/25/45	911,605	711,439	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	718,081	615,086	(a)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR8 2AB3	0.610%	7/25/45	597,637	465,681	(a)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR2 A1A	1.258%	4/25/46	321,483	184,945	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates	0.662%	1/25/45	204,615	170,359	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.570%	1/25/45	45,579	38,582	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR08 1A3	5.659%	8/25/46	375,000	282,801	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR11 1A	1.252%	9/25/46	594,974	402,492	(a)
Washington Mutual Inc., Pass-Through Certificates, 2003-AR10 A7	2.622%	10/25/33	228,213	230,260	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.744%	1/25/35	729,407	701,965	(a)
Total Collateralized Mortgage Obligations (Cost — $39,926,488)				37,936,517
Asset-Backed Securities — 20.7%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	863,518	713,872
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.331%	9/25/32	271,766	228,679	(a)
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.700%	3/25/35	800,000	696,330	(a)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	7

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	0.700%	10/27/32	44,450	$40,606	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.740%	7/25/35	748,862	593,645	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	1,180,884	917,468
Brazos Higher Education Authority Inc., 2011-1 A3	1.359%	11/25/33	400,000	366,867	(a)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	679,278	656,355
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.680%	7/25/35	750,000	662,887	(a)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.739%	2/25/34	631,145	636,577
Countrywide Asset-Backed Certificates, 2005-5 M1	0.710%	10/25/35	600,000	571,725	(a)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.150%	10/25/47	626,391	445,274	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.405%	11/15/36	1,091,825	831,569	(a)
EMC Mortgage Loan Trust, 2004-C A1	0.800%	3/25/31	229,759	181,407	(a)(b)
Equity One ABS Inc., 2004-1 AF5	5.110%	4/25/34	300,000	279,589
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.600%	12/25/35	400,000	374,810	(a)
First Horizon ABS Trust, 2007-HE1 A	0.380%	9/25/29	136,422	108,246	(a)
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	200,000	199,998	(b)(c)
Greenpoint Home Equity Loan Trust, 2004-4 A	0.815%	8/15/30	591,111	405,459	(a)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	230,000	198,083
Greenpoint Manufactured Housing, 2000-7 A2	3.754%	11/17/31	300,000	254,484	(a)(c)
GSAMP Trust, 2004-OPT B1	1.850%	11/25/34	96,465	37,837	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.650%	10/25/46	154,312	90,113	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	630,000	660,354	(b)
Home Equity Mortgage Trust, 2006-2 2A1	0.410%	7/25/36	629,236	171,325	(a)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.590%	2/25/36	212,073	189,679	(a)
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.762%	7/25/35	1,240,319	759,846	(a)
Lehman XS Trust, 2005-5N 3A1A	0.550%	11/25/35	427,378	333,112	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.075%	9/25/31	234,371	180,725	(a)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.375%	5/25/32	652,715	519,592	(a)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	720,000	331,567
MASTR Specialized Loan Trust, 2007-1 A	0.620%	1/25/37	535,018	262,046	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.700%	2/25/47	1,196,174	617,777	(a)
Morgan Stanley ABS Capital I, 2007-NC2 M1	0.620%	2/25/37	1,100,000	37,252	(a)

See Notes to Financial Statements.

8	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Morgan Stanley ABS Capital I, 2007-NC2 M2	0.670%	2/25/37	1,000,000	$12,809	(a)
Morgan Stanley ABS Capital I, 2007-NC2 M3	0.800%	2/25/37	800,000	1,682	(a)
Morgan Stanley ABS Capital I, 2007-NC2 M4	1.250%	2/25/37	125,252	133	(a)
Morgan Stanley Capital Inc., 2003-NC9 M	1.375%	9/25/33	1,429,146	1,116,088	(a)
Morgan Stanley Capital Inc., 2004-HE8 A7	0.780%	9/25/34	74,135	62,496	(a)
National Collegiate Student Loan Trust, IO, 2007-2 AIO	6.700%	7/25/12	4,500,000	360,891
New Century Home Equity Loan Trust, 2004-3 M1	1.180%	11/25/34	638,898	494,822	(a)
Option One Mortgage Loan Trust, 2005-1 A4	0.650%	2/25/35	222,461	193,301	(a)
Origen Manufactured Housing, 2007-A A2	0.225%	4/15/37	900,000	580,500	(a)(c)
Park Place Securities Inc., 2004-WHQ2 M2	0.880%	2/25/35	750,000	680,368	(a)
RAAC Series, 2006-RP2 A	0.500%	2/25/37	332,177	246,585	(a)(b)
RAAC Series, 2006-RP3 A	0.520%	5/25/36	1,219,552	784,310	(a)(b)
RAAC Series, 2006-RP4 A	0.540%	1/25/46	704,000	536,892	(a)(b)
RAAC Series, 2007-RP3 M1	1.050%	10/25/46	1,200,000	115,635	(a)(b)
RAAC Series, 2007-RP4 A	0.600%	11/25/46	1,189,096	783,602	(a)(b)
RAAC Series, 2007-SP3 A1	1.450%	9/25/37	313,223	249,074	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.110%	6/25/33	234,211	207,181	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.690%	8/25/33	184,060	171,978	(a)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633	0	(b)(f)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.375%	8/25/33	54,667	41,874	(a)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	281,511	288,545
SACO I Trust, 2005-WM3 A3	0.950%	9/25/35	252,930	115,076	(a)
SACO I Trust, 2006-3 A3	0.710%	4/25/36	572,842	209,455	(a)
SACO I Trust, 2006-4 A1	0.420%	3/25/36	619,101	221,406	(a)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070	1	(b)(d)(f)
SLC Student Loan Trust, 2008-1 A4A	1.910%	12/15/32	720,000	746,860	(a)
Soundview Home Equity Loan Trust, 2005-3 M2	0.770%	6/25/35	395,759	379,072	(a)
Structured Asset Investment Loan Trust, 2004-9 M4	1.550%	10/25/34	164,591	52,004	(a)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	159,693	154,282	(b)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	594,413	583,529
Structured Asset Securities Corp., 2005-4XS 2A1A	2.012%	3/25/35	635,958	503,117	(a)
Structured Asset Securities Corp., 2005-SC1 1A1	0.520%	5/25/31	855,684	492,885	(a)(b)
Structured Asset Securities Corp., 2006-GEL1 A2	0.600%	11/25/35	553,290	475,829	(a)(b)(c)
Structured Asset Securities Corp., 2007-BC3 2A3	0.430%	5/25/47	290,000	85,774	(a)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	224,830	203,124	(a)
Total Asset-Backed Securities (Cost — $30,274,993)				24,706,335

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	9

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Senior Loans — 5.7%
Consumer Discretionary — 1.5%
Hotels, Restaurants & Leisure — 0.4%
BLB Worldwide Holdings Inc., Term Loan	6.500%	11/5/17	75,000	$10,687	(e)(f)
Caesars Entertainment Operating Co. Inc., Term Loan B2	3.303%	1/28/15	460,941	427,739	(e)
Total Hotels, Restaurants & Leisure				438,426
Media — 0.7%
Charter Communications Operating LLC, Term Loan C	3.560%	9/6/16	861,604	865,072	(e)
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Term Loan B2	4.310%	4/6/16	463,303	463,786	(e)
Total Consumer Discretionary				1,767,284
Health Care — 1.7%
Health Care Providers & Services — 1.7%
Community Health Systems Inc., Delayed Draw Term Loan	2.561%	7/25/14	16,368	16,213	(e)
Community Health Systems Inc., Term Loan	3.811%	1/25/17	159,845	159,735	(e)
Community Health Systems Inc., Term Loan B	2.561%	7/25/14	318,132	315,124	(e)
HCA Inc., Term Loan B1	2.557%	11/18/13	630,983	628,962	(e)
Health Management Associates Inc., Term Loan B	2.057%	2/28/14	902,095	890,763	(e)
Total Health Care				2,010,797
Information Technology — 0.6%
IT Services — 0.6%
First Data Corp., Term Loan B2	3.002%	9/24/14	711,293	682,620	(e)
Materials — 0.4%
Containers & Packaging — 0.4%
Berry Plastics Group Inc., Term Loan C	2.314%	4/3/15	491,049	471,611	(e)
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Level 3 Financing Inc., Term Loan A	2.553%	3/13/14	500,000	487,049	(e)
Utilities — 1.1%
Electric Utilities — 0.7%
Texas Competitive Electric Holdings Co. LLC, Term Loan B2	3.746 - 3.803%	10/10/14	965,000	814,564	(e)
Independent Power Producers & Energy Traders — 0.4%
NRG Holdings Inc., Term Loan	3.496 - 3.557%	8/31/15	492,521	495,637	(e)
NRG Holdings Inc., Term Loan, 2011-1 A1	2.053 - 4.000%	2/1/13	75,239	74,922	(e)
Total Independent Power Producers & Energy Traders				570,559
Total Utilities				1,385,123
Total Collateralized Senior Loans (Cost — $6,771,155)				6,804,484

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 28.4%
Consumer Discretionary — 3.0%
Automobiles — 0.2%
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	220,000	$226,282
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	50,000	14,500	(f)
Total Automobiles				240,782
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	32,925
Hotels, Restaurants & Leisure — 1.0%
CCM Merger Inc., Notes	8.000%	8/1/13	100,000	100,000	(b)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	218,000	168,950	(b)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	120,000	112,200
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	20,000	20,875
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	175,000	199,719
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	1.250%	11/30/20	67,000	36,850	(b)(g)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	30,000	29,625	(b)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	40,000	43,300
MGM MIRAGE Inc., Senior Notes	7.625%	1/15/17	230,000	218,212
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	20,000	23,000
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	55,000	63,250
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	200,000	148,000
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	60,000	69,600
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	10,000	9,100	(a)(b)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	155,000	15	(d)(f)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	15,000	2	(d)(f)
Total Hotels, Restaurants & Leisure				1,242,698
Media — 1.6%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	570,000	618,450
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	40,000	41,000	(b)
Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	100,000	112,500	(b)
CMP Susquehanna Corp.	3.443%	5/15/14	2,000	1,416	(a)(b)(d)
Comcast Corp., Senior Notes	6.500%	1/15/17	200,000	228,029
DISH DBS Corp., Senior Notes	6.625%	10/1/14	85,000	90,206
DISH DBS Corp., Senior Notes	7.750%	5/31/15	290,000	319,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	65,000	70,688

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	11

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	170,000	$184,450	(b)
UPC Holding BV, Senior Notes	9.875%	4/15/18	30,000	33,300	(b)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	60,000	68,550
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	140,000	149,100
Total Media				1,916,689
Multiline Retail — 0.1%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	64,494	67,719	(g)
Textiles, Apparel & Luxury Goods — 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	105,000	117,862
Total Consumer Discretionary				3,618,675
Consumer Staples — 0.7%
Beverages — 0.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	90,000	95,146
Food & Staples Retailing — 0.3%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	369,322	392,405	(b)
Kroger Co., Notes	3.900%	10/1/15	60,000	62,341
Total Food & Staples Retailing				454,746
Food Products — 0.2%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	260,000	266,231
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000	71,313
Total Consumer Staples				887,436
Energy — 5.6%
Energy Equipment & Services — 0.2%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	155,000	164,300
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	60,000	61,800	(b)
Total Energy Equipment & Services				226,100
Oil, Gas & Consumable Fuels — 5.4%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	160,000	182,775
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	40,000	44,086
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	170,000	170,850
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	60,000	69,900
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	230,000	231,527
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	285,000	319,912
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	150,000	160,500
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	27,000	27,878
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	178,200

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	194,000	$206,708
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	80,000	86,493	(a)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	124,667	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	170,000	189,420
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	60,000	66,900	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	226,527	(b)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	264,780	(b)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	250,000	252,921
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	780,000	808,575
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	60,000	67,950
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000	44,700
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	550,000	588,500
SandRidge Energy Inc., Senior Notes	3.928%	4/1/14	1,000,000	986,210	(a)
Shell International Finance BV, Senior Notes	3.100%	6/28/15	380,000	389,768
Teekay Corp., Senior Notes	8.500%	1/15/20	110,000	119,762
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	230,000	(b)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	370,000	480,158
Total Oil, Gas & Consumable Fuels				6,519,667
Total Energy				6,745,767
Financials — 9.4%
Capital Markets — 1.3%
Goldman Sachs Capital III, Preferred Securities	1.081%	9/1/12	550,000	425,892	(a)(h)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	340,000	365,324
Morgan Stanley, Senior Notes	2.812%	5/14/13	310,000	321,123	(a)
Morgan Stanley, Senior Notes	6.000%	5/13/14	400,000	435,450
Total Capital Markets				1,547,789
Commercial Banks — 3.4%
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000	212,290
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	420,000	451,500	(a)(b)(h)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	730,000	742,559	(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	130,000	129,511	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	140,000	135,437	(b)
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	180,000	183,492	(b)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	280,000	292,318
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	260,000	339,655	(a)(b)(h)
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	340,000	328,408
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	270,000	280,882

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	13

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/6/11	300,000	$276,375	(a)(h)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	450,000	471,897
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	250,000	251,773
Total Commercial Banks				4,096,097
Consumer Finance — 2.7%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	307,000	325,036
Ally Financial Inc., Senior Notes	8.000%	3/15/20	280,000	305,550
GMAC Inc., Senior Notes	2.511%	12/1/14	1,956,000	1,899,673	(a)
SLM Corp.	0.603%	1/27/14	700,000	664,358	(a)
Total Consumer Finance				3,194,617
Diversified Financial Services — 1.9%
Air 2 US, Notes	8.027%	10/1/19	101,087	102,099	(b)
Chukchansi Economic Development Authority, Senior Notes	3.943%	11/15/12	250,000	186,250	(a)(b)
Citigroup Inc., Senior Notes	6.375%	8/12/14	850,000	940,337
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	129,536
International Lease Finance Corp., Senior Notes	9.000%	3/15/17	490,000	552,475	(b)
TNK-BP Finance SA	6.875%	7/18/11	190,000	194,028	(b)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	105,750	(b)
Total Diversified Financial Services				2,210,475
Insurance — 0.1%
American International Group Inc., Senior Notes	3.750%	11/30/13	170,000	173,127	(b)
Total Financials				11,222,105
Health Care — 0.7%
Health Care Providers & Services — 0.7%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	60,000	63,450
HCA Inc., Senior Secured Notes	9.625%	11/15/16	105,000	113,400	(g)
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	150,000	165,750
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	326,000	373,270
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	10,000	10,487	(g)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	80,000	82,300
Total Health Care				808,657
Industrials — 1.9%
Airlines — 0.2%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	160,000	170,000	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	68,907	71,146
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	27,000	28,823	(b)
Total Airlines				269,969

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	7,800	$4,719	(b)(d)
Commercial Services & Supplies — 0.3%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	80,000	90,600
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000	127,800	(b)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	80,000	91,600	(b)
Total Commercial Services & Supplies				310,000
Construction & Engineering — 0.9%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	460,000	506,000	(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	580,000	577,100	(b)
Total Construction & Engineering				1,083,100
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	88,800
Marine — 0.0%
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	65,365	53,354	(b)(f)
Road & Rail — 0.3%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	163,000	198,045
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	88,000	97,790
Total Road & Rail				295,835
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	50,000	52,875	(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	95,000	100,344
Total Trading Companies & Distributors				153,219
Total Industrials				2,258,996
Information Technology — 0.2%
IT Services — 0.1%
Ceridian Corp., Senior Notes	12.250%	11/15/15	53,250	55,912	(g)
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	130,000	143,000	(b)
Total Information Technology				198,912
Materials — 2.0%
Containers & Packaging — 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	250,000	257,500	(b)
Metals & Mining — 1.5%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	170,000	187,648
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	150,000	160,312

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	15

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	95,000	$101,650
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	398,675
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	16,000	19,453
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	23,000	27,686
Vale Overseas Ltd., Notes	6.250%	1/23/17	338,000	377,082
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	390,000	415,350	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	70,000	74,988	(b)
Total Metals & Mining				1,762,844
Paper & Forest Products — 0.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	199,000	194,025
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	205,000	206,281
Total Paper & Forest Products				400,306
Total Materials				2,420,650
Telecommunication Services — 3.6%
Diversified Telecommunication Services — 1.9%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	377,000	355,322	(b)
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	150,000	164,250	(b)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	36,225
Deutsche Telekom International Finance BV, Senior Notes	4.875%	7/8/14	300,000	324,736
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	140,000	156,914
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	34,000	36,975
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	40,000	42,400
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	151,200	(b)
Qwest Corp., Senior Notes	3.560%	6/15/13	250,000	261,875	(a)
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	331,549
Telefonica Emisiones SAU, Senior Notes	5.855%	2/4/13	210,000	223,964
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	200,000	215,317
Total Diversified Telecommunication Services				2,300,727
Wireless Telecommunication Services — 1.7%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	125,000	133,438
New Cingular Wireless Services Inc., Notes	8.125%	5/1/12	100,000	107,657
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	602,875
True Move Co., Ltd.	10.750%	12/16/13	230,000	250,125	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	531,000	577,462	(b)
Vodafone Group PLC, Senior Notes	5.000%	12/16/13	266,000	288,819
Total Wireless Telecommunication Services				1,960,376
Total Telecommunication Services				4,261,103

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 1.3%
Electric Utilities — 0.4%
EEB International Ltd., Senior Bonds	8.750%	10/31/14	192,000		$ 207,360	(b)
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	260,000		272,999
Total Electric Utilities					480,359
Independent Power Producers & Energy Traders — 0.9%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	280,000		291,200	(b)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	80,000		68,400
Edison Mission Energy, Senior Notes	7.625%	5/15/27	45,000		33,750
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	204,191		169,989	(g)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	459,000		488,686
NRG Energy Inc., Senior Notes	7.375%	2/1/16	5,000		5,188
Total Independent Power Producers & Energy Traders					1,057,213
Total Utilities					1,537,572
Total Corporate Bonds & Notes (Cost — $32,227,676)					33,959,873
Mortgage-Backed Securities — 0.5%
GNMA — 0.5%
Government National Mortgage Association (GNMA) (Cost — $617,466)	6.500%	8/15/34	544,623		640,217
Sovereign Bonds — 3.8%
Brazil — 2.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	247,000	BRL	141,451
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,470,000	BRL	2,971,772
Total Brazil					3,113,223
Mexico — 0.2%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	265,000		300,245
Russia — 0.4%
Russian Foreign Bond-Eurobond	12.750%	6/24/28	254,000		445,452	(b)
Venezuela — 0.6%
Bolivarian Republic of Venezuela	5.750%	2/26/16	912,000		679,440	(b)
Total Sovereign Bonds (Cost —$4,440,514)					4,538,360
Municipal Bonds — 0.7%
Illinois State, GO	4.961%	3/1/16	425,000		424,452
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.210%	10/25/41	400,000		375,772	(a)
Total Municipal Bonds (Cost — $800,667)					800,224
U.S. Government & Agency Obligations — 0.4%
U.S. Government Obligations — 0.4%
U.S. Treasury Notes (Cost — $427,519)	3.375%	11/15/19	440,000		444,882

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	17

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate		Shares	Value
Common Stocks — 0.2%
Consumer Discretionary — 0.1%
Media — 0.1%
Charter Communications Inc., Class A Shares			2,966	$150,169	*
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			116	3,266	*
Industrials — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			2	900	(b)(c)(d)
Nortek Inc.			43	1,849	*
Total Industrials				2,749
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			3,741	138,417	*
Total Common Stocks (Cost — $228,293)				294,601
Preferred Stocks — 0.3%
Consumer Discretionary — 0.0%
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		559	6	*(a)(b)
Financials — 0.3%
Diversified Financial Services — 0.3%
Citigroup Capital XII	8.500%		11,450	301,478	(a)
Total Preferred Stocks (Cost — $300,227)				301,484

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	30	0	*(c)(d)
Charter Communications Inc.		11/30/14	22	226	*
CMP Susquehanna Radio Holdings Co.		3/23/19	639	0	*(b)(c)(d)
Nortek Inc.		12/7/14	115	920	*(c)(d)
SemGroup Corp.		11/30/14	122	1,250	*(d)
Total Warrants (Cost — $1,528)				2,396
Total Investments Before Short-Term Investments (Cost — $116,016,526)				110,429,373

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 7.4%
U.S. Government Agencies — 0.4%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $499,873)	0.240%	5/9/11	500,000	$499,873	(i)(j)
Repurchase Agreements — 7.0%
Morgan Stanley tri-party repurchase agreement dated 3/31/11; Proceeds at maturity — $8,356,026; (Fully collateralized by U.S. government agency obligations, 3.540% to 3.700% due 7/12/19 to 9/9/24; Market value — $8,523,647) (Cost — $8,356,000)	0.110%	4/1/11	8,356,000	8,356,000
Total Short-Term Investments (Cost — $8,855,873)				8,855,873
Total Investments — 99.9% (Cost — $124,872,399#)				119,285,246
Other Assets in Excess of Liabilities — 0.1%				168,545
Total Net Assets — 100.0%				$119,453,791

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security.
(e)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(f)	The coupon payment on these securities is currently in default as of March 31, 2011.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Rate shown represents yield-to-maturity.
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	— Adjustable Rate Mortgage
	BRL	— Brazilian Real
	GO	— General Obligation
	IO	— Interest Only
	PAC	— Planned Amortization Class
	STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

March 31, 2011

Assets:
Investments, at value (Cost — $124,872,399)	$119,285,246
Foreign currency, at value (Cost — $12,863)	13,915
Cash	194,302
Interest receivable	868,382
Deposits with brokers for swap contracts	200,000
Swaps, at value (net premiums paid — $78,762)	72,306
Receivable for open swap contracts	13,098
Receivable for securities sold	8,582
Prepaid expenses	21,286
Other receivables	2,550
Total Assets	120,679,667
Liabilities:
Payable for securities purchased	580,000
Swaps, at value (net premium received — $43,319)	405,900
Investment management fee payable	75,929
Payable for open swap contracts	36,302
Directors’ fees payable	7,633
Payable to broker — variation margin on open futures contracts	5,063
Accrued expenses	115,049
Total Liabilities	1,225,876
Total Net Assets	$119,453,791
Net Assets:
Par value ($0.001 par value; 6,658,748 shares issued and outstanding; 100,000,000 shares authorized)	$ 6,659
Paid-in capital in excess of par value	131,760,317
Undistributed net investment income	1,406,883
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(7,814,354)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(5,905,714)
Total Net Assets	$119,453,791

Shares Outstanding	6,658,748

Net Asset Value	$17.94

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2011

Investment Income:
Interest	$3,398,178
Dividends	13,576
Less: Foreign taxes withheld	(1,327)
Total Investment Income	3,410,427

Expenses:
Investment management fee (Note 2)	437,656
Audit and tax	38,395
Legal fees	37,341
Shareholder reports	27,287
Excise tax (Note 1)	25,167
Transfer agent fees	16,526
Directors’ fees	11,052
Stock exchange listing fees	10,596
Custody fees	5,266
Fund accounting fees	3,382
Insurance	1,849
Miscellaneous expenses	3,917
Total Expenses	618,434
Net Investment Income	2,791,993

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,868,340)
Futures contracts	104,177
Written options	(18,859)
Swap contracts	(4,001,062)
Foreign currency transactions	3,106
Net Realized Loss	(6,780,978)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	8,111,751
Futures contracts	(334,220)
Written options	(9,295)
Swap contracts	4,376,661
Foreign currencies	58
Change in Net Unrealized Appreciation (Depreciation)	12,144,955
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	5,363,977
Increase in Net Assets From Operations	$8,155,970

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	21

Statements of changes in net assets

For the six months ended March 31, 2011 (unaudited) and the year ended September 30, 2010	2011	2010

Operations:
Net investment income	$ 2,791,993	$ 6,365,286
Net realized gain (loss)	(6,780,978)	1,374,618
Change in net unrealized appreciation (depreciation)	12,144,955	11,049,020
Increase in Net Assets From Operations	8,155,970	18,788,924

Distributions to Shareholders From (Note 1):
Net investment income	(1,969,658)	(5,220,458)
Net realized gains	(267,682)	—
Decrease in Net Assets From Distributions to Shareholders	(2,237,340)	(5,220,458)

Fund Share Transaction:
Cost of shares repurchased (0 and 1,664,686 shares repurchased, respectively) (Note 6)	—	(26,418,567)
Increase (Decrease) in Net Assets From Fund Share Transactions	—	(26,418,567)
Increase (Decrease) in Net Assets	5,918,630	(12,850,101)

Net Assets:
Beginning of period	113,535,161	126,385,262
End of period*	$119,453,791	$113,535,161
* Includes undistributed net investment income of:	$1,406,883	$584,548

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2011[1,2]		2010[2]	2009[2]	2008[2]		2007[2]	2006[2]

Net asset value, beginning of period	$17.05		$15.18	$15.12	$18.85		$19.68	$19.47

Income (loss) from operations:
Net investment income	0.42		0.82	0.75	0.96		1.07	1.04
Net realized and unrealized gain (loss)	0.81		1.66	0.04	(3.57)		(0.45)	0.36
Total income (loss) from operations	1.23		2.48	0.79	(2.61)		0.62	1.40

Less distributions from:
Net investment income	(0.30)		(0.67)	(0.68)	(0.96)		(1.31)	(1.07)
Net realized gains	(0.04)		—	(0.05)	(0.16)		(0.14)	(0.12)
Total distributions	(0.34)		(0.67)	(0.73)	(1.12)		(1.45)	(1.19)
Increase in net asset value due to shares repurchased in tender offer	—		0.06	—	—		—	—

Net asset value, end of period	$17.94		$17.05	$15.18	$15.12		$18.85	$19.68

Market price, end of period	$16.91		$15.86	$13.78	$12.00		$16.91	$17.36
Total return, based on NAV[3,4]	7.25%		17.08%	5.91%	(14.40)%[5]		3.21%	7.45%
Total return, based on Market Price[4]	8.81%		20.40%	22.20%	(23.67)%[5]		5.75%	8.46%

Net assets, end of period (000s)	$119,454		$113,535	$126,385	$125,879		$156,865	$163,784

Ratios to average net assets:
Gross expenses	1.06%[6]		1.09%	1.16%	1.06%		0.97%[7]	2.35%
Gross expenses, excluding interest expense	1.06	[6]	1.09	1.16	0.99		0.97 [7]	1.16
Net expenses[8]	1.06	[6]	1.09	1.16	1.06		0.97 [7,9]	2.34 [9]
Net expenses, excluding interest expense[8]	1.06	[6]	1.09	1.16	0.99		0.97 [7,9]	1.16 [9]
Net investment income	4.78	[6]	5.09	5.41	5.59		5.53	5.35

Portfolio turnover rate	15%		43%	68%[10]	77	%(10)	160%[10]	27%

1	For the six months ended March 31, 2011 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
6	Annualized.
7

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.97%.

8	The impact of compensating balance arrangements, if any, was less than 0.01%.
9	Reflects fee waivers and/or expense reimbursements.
10

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 146%, 205% and 197% for the years ended September 30, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 – quoted prices in active markets for identical investments

•             Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

24	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized mortgage obligations	—	$ 37,695,205	$ 241,312	$ 37,936,517
Asset-backed securities	—	23,195,524	1,510,811	24,706,335
Collateralized senior loans	—	6,804,484	—	6,804,484
Corporate bonds & notes	—	33,959,873	—	33,959,873
Mortgage-backed securities	—	640,217	—	640,217
Sovereign bonds	—	4,538,360	—	4,538,360
Municipal bonds	—	800,224	—	800,224
U.S. government & agency obligations	—	444,882	—	444,882
Common stocks:
Industrials	$ 1,849	—	900	2,749
Other common stocks	291,852	—	—	291,852
Preferred stocks:
Consumer discretionary	—	6	—	6
Financials	301,478	—	—	301,478
Warrants	1,476	—	920	2,396
Total long-term investments	$596,655	$108,078,775	$1,753,943	$110,429,373
Short-term investments†	—	8,855,873	—	8,855,873
Total investments	$596,655	$116,934,648	$1,753,943	$119,285,246
Other financial instruments:
Futures contracts	$ 59,251	—	—	$ 59,251
Credit default swaps on credit indices — sell protection‡	—	56,557	—	56,557
Credit default swaps on corporate issues — buy protection‡	—	15,749	—	15,749
Total other financial instruments	$ 59,251	$ 72,306	—	$ 131,557
Total	$655,906	$117,006,954	$1,753,943	$119,416,803

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	25

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$ 11,633	—	—	$ 11,633
Interest rate swaps‡	—	$ 405,271	—	405,271
Credit default swaps on corporate issues — buy protection‡	—	629	—	629
Total	$ 11,633	$ 405,900	—	$ 417,533

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Collateralized Mortgage Obligations	Asset Backed Securities	Corporate Bonds & Notes	Common Stocks	Warrants	Total
Balance as of September 30, 2010	$710,918	$ 494,995	$ 412,165	$900	$ 0*	$1,618,978
Accrued premiums/ discounts	3,816	3,267	—	—	—	7,083
Realized gain (loss)[1]	(50,060)	—	(78)	—	—	(50,138)
Change in unrealized appreciation (depreciation)[2]	78,782	40,038	(1,995)	—	—	116,825
Net purchases (sales)	(253,517)	857,573	(17,688)	—	(0)*	586,368
Transfers into Level 3	—	475,829	—	—	920	476,749
Transfers out of Level 3	(248,627)	(360,891)	(392,404)	—	—	(1,001,922)
Balance as of March 31, 2011	$ 241,312	$1,510,811	—	$900	$920	$1,753,943
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011[2]	$ 82,187	$ 21,717	—	—	—	$ 103,904

*  Value is less than $1.

1  This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s

26	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	27

underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2011, the total notional value of all credit default swaps to sell protection is $2,697,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

28	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For average notional amounts of swaps held during the six months ended March 31, 2011 see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	29

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities.

30	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	31

based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the

32	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2011, the Fund held credit default swaps and interest rate swaps with credit related contingent features which had a liability position of $405,900. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2011, the Fund had posted with its counterparties cash and securities as collateral to cover the net liability of all derivatives amounting to $200,000, which could be used to reduce the required payment.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	33

non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

34	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $25,167 of federal excise taxes attributable to calendar year 2010 in March 2011.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by Western Asset Limited and Western Singapore, respectively.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	35

fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$16,158,250	$814,244
Sales	19,416,764	854,645

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 7,983,132
Gross unrealized depreciation	(13,570,285)
Net unrealized depreciation	$ (5,587,153)

At March 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	69	3/12	$17,064,749	$17,102,512	$ 37,763
U.S. Treasury 5-Year Notes	196	6/11	22,869,168	22,890,656	21,488
					59,251
Contracts to Sell:
U.S. Treasury 2-Year Notes	75	6/11	16,349,788	16,359,375	(9,587)
U.S. Treasury 10-Year Notes	2	6/11	236,017	238,063	(2,046)
					(11,633)
Net unrealized gain on open futures contracts					$ 47,618

During the six months ended March 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding September 30, 2010	17	$ 9,720
Options written	3,460,000	16,089
Options closed	(3,460,000)	(16,089)
Options expired	(17)	(9,720)
Written options, outstanding March 31, 2011	—	—

36	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At March 31, 2011, the Fund had the following open swap contracts:

INTEREST RATE SWAPS

Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund‡	Payments Received by the Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$ 5,520,000	3/18/19	4.250% Semi-Annually	3-Month LIBOR	$74,727	$(478,939)
JPMorgan Securities Inc.	10,000,000	10/12/11	0.360% Semi-Annually	3-Month LIBOR	—	(694)
JPMorgan Securities Inc.	6,000,000	10/15/11	0.361% Semi-Annually	3-Month LIBOR	—	(365)
Total	$21,520,000				$74,727	$(479,998)

As of March 31, 2011 the three-month London Interbank Offered Rate was 0.303%.

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank (CDX
North America High Yield Index)	$2,697,000	6/20/12	2.750%	$56,557	$(42,869)	$99,426

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	37

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION4

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc.
(Assured Guaranty Municipal			5.000%
Corp., 0.480% due 11/15/13)	$ 90,000	3/20/15	quarterly	$ 3,082	$ 698	$ 2,384
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	120,000	3/20/20	5.000% quarterly	11,060	2,835	8,225
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	5.000% quarterly	(539)	(409)	(130)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/13	5.000% quarterly	(90)	(41)	(49)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	20,000	3/20/15	5.000% quarterly	685	216	469
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/20	5.000% quarterly	922	286	636
Total	$310,000			$15,120	$3,585	$11,535

1         If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2         The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3         The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4         If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡          Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

38	Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Futures contracts[2]	$59,251	—	$ 59,251
Swap contracts[3]	—	$72,306	72,306
Total	$59,251	$72,306	$131,557

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Futures contracts[2]	$ 11,633	—	$ 11,633
Swap contracts[3]	405,271	$629	405,900
Total	$416,904	$629	$417,533

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2         Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

3         Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Written options	$ (18,859)	—	$ (18,859)
Futures contracts	104,177	—	104,177
Swap contracts	(4,046,395)	$45,333	(4,001,062)
Total	$(3,961,077)	$45,333	$(3,915,744)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Written options	$ (9,295)	—	$ (9,295)
Futures contracts	(334,220)	—	(334,220)
Swap contracts	4,361,389	$15,272	4,376,661
Total	$4,017,874	$15,272	$4,033,146

Western Asset Variable Rate Strategic Fund Inc. 2011 Semi-Annual Report	39

During the six months ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$ 10,326
Futures contracts (to buy)	45,616,673
Futures contracts (to sell)	16,550,993

Average Notional Balance
Interest rate swap contracts	$23,234,286
Credit default swap contracts (to buy protection)	404,286
Credit default swap contracts (to sell protection)	2,697,000

†  At March 31, 2011, there were no open positions held in this derivative.

5. Distributions subsequent to March 31, 2011

On February 14, 2011, the Fund’s Board declared two distributions, each in the amount of $0.056 per share, payable on April 29, 2011 and May 27, 2011 to shareholders of record on April 21, 2011 and May 20, 2011, respectively.

On May 16, 2011, the Fund’s Board of Directors declared three distributions, each in the amount of $0.058 per share, payable on June 24, 2011, July 29, 2011 and August 26, 2011 to shareholders of record on June 17, 2011, July 22, 2011 and August 19, 2011, respectively.

6. Tender offer

During the year ended September 30, 2010, the Fund, in accordance with its tender offer for up to 1,664,686 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $15.87 per share (98% of the net asset value per share of $16.19 on May 24, 2010). These shares represented approximately 20% of the Fund’s then outstanding shares.

7. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending September 30, 2012.

40	Western Asset Variable Rate Strategic Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Variable Rate Strategic Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) between the Manager and the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, together with Western Asset, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 10 and 11, 2010, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Western Asset Variable Rate Strategic Fund Inc.	41

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset Singapore. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset

42	Western Asset Variable Rate Strategic Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Singapore helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all non-leveraged loan participation closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and, at the Board’s request, its peer funds as selected by Lipper. The Performance Universe consisted of seven funds, including the Fund, for each of the 1-, 3- and 5-year periods ended June 30, 2010.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1- and 5-year periods ended June 30, 2010 was ranked first among the funds in the Performance Universe for that period and that the Fund’s performance for the 3-year period ended June 30, 2010 was ranked second among the funds in the Performance Universe for that period. The Board noted that the small number of funds in the Performance Universe made meaningful comparisons difficult. The Board also considered the volatile market conditions during 2008 and early 2009 and the Fund’s performance in relation to its benchmarks and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-Advisory Agreements for an additional period not to exceed one year.

Western Asset Variable Rate Strategic Fund Inc.	43

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset Singapore under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset Singapore does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other non-leveraged loan participation closed-end funds, as classified by Lipper. The Expense Universe had net common share assets ranging from the Fund’s $114.9 million to $744.3 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Fund’s contractual Management Fee, actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other in the Expense Universe funds) and actual total expenses each were ranked first among the funds in the Expense Universe. The Board noted, among other things, the small number of funds in the Expense Universe made meaningful comparisons difficult.

At the Contract Renewal Meeting, the Board considered and approved a request (the “Cost Allocation Request”) from the Manager to allocate to the Fund certain fund accounting and financial reporting costs, previously paid by the Manager on a voluntary basis, in line with industry practice and the terms of the Management Agreement. In doing so, the Board reviewed supporting information and analyses provided by the Manager, including information and analyses as to the impact of the Cost Allocation Request on Fund expenses.

44	Western Asset Variable Rate Strategic Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2010 and March 31, 2009. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset Singapore are paid by Western Asset, not the Fund. The

Western Asset Variable Rate Strategic Fund Inc.	45

profitability analysis presented to the Board indicated that profitability to the Manager had not changed over the period covered by the analysis. The Manager presented information to the Board showing that the Cost Allocation Request would increase profitability slightly. The Board, however, concluded that profitability was not excessive in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

46	Western Asset Variable Rate Strategic Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Variable Rate Strategic Fund Inc. was held on January 28, 2011, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	5,506,205	279,039
William R. Hutchinson	5,509,520	275,724
R. Jay Gerken, CFA	5,500,530	284,714

At March 31, 2011, in addition to Leslie H. Gelb, William R. Hutchinson and R. Jay Gerken, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Riordan Roett

Jeswald W. Salacuse

Western Asset Variable Rate Strategic Fund Inc.	47

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, on your common shares (the “Common Shares”) will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the holders of Common Shares (the “Common Shareholders”) (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

1. If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange (the “Exchange”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

2. If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

48	Western Asset Variable Rate Strategic Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset

Variable Rate Strategic Fund Inc.

Directors	Western Asset Variable Rate Strategic Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken, CFA	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers	Western Asset Management Company Pte. Ltd.	GFY
R. Jay Gerken, CFA
President and	Custodian
Chief Executive Officer	State Street Bank and Trust Company
Kaprel Ozsolak	1 Lincoln Street
Chief Financial Officer	Boston, MA 02111
Ted P. Becker
Chief Compliance Officer	Transfer agent
John Chiota	American Stock Transfer & Trust Company
Identity Theft	59 Maiden Lane
Protection Officer	New York, NY 10038
Robert I. Frenkel
Secretary and
Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS04036 5/11 SR11-1365

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

Item 4.	PRINCIPAL ACCOUNTANT FESS AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an SEMI-ANNUAL report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date: May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date: May 27, 2011

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date: May 27, 2011